Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Third Quarter 2026

November 3, 2026

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2026

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Highlights
Net earnings	$282	$248	$191	$299	$215	$721	$543
Core net operating earnings	329	234	206	305	224	769	555
Total assets	35,738	33,034	32,353	32,642	33,834	35,738	33,834
Shareholders’ equity, excluding AOCI (a)	5,155	4,963	4,805	4,870	4,803	5,155	4,803
Property and Casualty net written premiums	2,454	1,915	1,664	1,444	2,252	6,033	5,666

Per share data
Diluted earnings per share	$3.40	$2.99	$2.29	$3.58	$2.58	$8.68	$6.50
Core net operating earnings per share	3.97	2.82	2.47	3.65	2.69	9.26	6.65
Book value per share, excluding AOCI (a)	62.29	59.85	57.83	58.38	57.59	62.29	57.59
Dividends per common share	0.88	0.88	2.38	2.88	0.80	4.14	4.40

Financial ratios
Annualized return on equity (b)	22.3%	20.3%	15.8%	24.7%	18.2%	19.4%	15.5%
Annualized core operating return on equity (b)	26.0%	19.2%	17.0%	25.2%	19.0%	20.7%	15.8%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	67.8%	58.9%	56.3%	58.6%	67.2%	61.6%	63.4%
Underwriting expense ratio	26.0%	32.6%	34.0%	25.5%	25.8%	30.4%	29.9%

Combined ratio - Specialty	93.8%	91.5%	90.3%	84.1%	93.0%	92.0%	93.3%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Property and Casualty Insurance
Underwriting profit	$130	$142	$156	$284	$138	$428	$345
Net investment income (a)	289	221	168	171	205	678	554
Other income (expense)	(13)	(13)	(15)	(15)	(15)	(41)	(52)

Property and Casualty Insurance operating earnings	406	350	309	440	328	1,065	847
Interest expense of parent holding companies	(23)	(24)	(23)	(23)	(19)	(70)	(57)
Parent investment income - Charleston Harbor sale (a)	63	—	—	—	—	63	—
Other expense	(28)	(26)	(29)	(31)	(29)	(83)	(89)

Pretax core operating earnings	418	300	257	386	280	975	701
Income tax expense	89	66	51	81	56	206	146

Core net operating earnings	329	234	206	305	224	769	555
Non-core items, net of tax:
Realized gains (losses) on securities	(28)	14	(15)	(6)	10	(29)	14
Realized gain on subsidiaries	—	—	—	—	1	—	1
Special A&E charges - Former Railroad and Manufacturing operations	(19)	—	—	—	(20)	(19)	(20)
Other non-core items	—	—	—	—	—	—	(7)

Net earnings	$282	$248	$191	$299	$215	$721	$543

(a)

The sale of Charleston Harbor Resort and Marina in August 2026 generated $126 million in pretax net investment income. The P&C companies and AFG parent equally owned the property. Accordingly, half of the earnings are included in P&C net investment income and half are included in parent net investment income.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Core net operating earnings	$329	$234	$206	$305	$224	$769	$555

Net earnings	$282	$248	$191	$299	$215	$721	$543

Average number of diluted shares	82.919	83.026	83.263	83.411	83.397	83.068	83.574

Diluted earnings per share:
Core net operating earnings per share	$3.97	$2.82	$2.47	$3.65	$2.69	$9.26	$6.65
Realized gains (losses) on securities	(0.34)	0.17	(0.18)	(0.07)	0.12	(0.35)	0.17
Realized gain on subsidiaries	—	—	—	—	0.01	—	0.01
Special A&E charges - Former Railroad and Manufacturing operations	(0.23)	—	—	—	(0.24)	(0.23)	(0.24)
Other non-core items	—	—	—	—	—	—	(0.09)

Diluted earnings per share	$3.40	$2.99	$2.29	$3.58	$2.58	$8.68	$6.50

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Property and Transportation	$68	$57	$65	$216	$55	$190	$119
Specialty Casualty	42	45	34	27	33	121	102
Specialty Financial	23	42	57	44	51	122	126

Underwriting profit - Specialty	133	144	156	287	139	433	347
Other core charges, included in loss and LAE	(3)	(2)	—	(3)	(1)	(5)	(2)

Underwriting profit - Property and Casualty Insurance	$130	$142	$156	$284	$138	$428	$345

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	23	31	35	4	23	89	133

Total current accident year catastrophe losses	$23	$31	$35	$4	$23	$89	$133

Prior year loss reserve development (favorable) / adverse	$(30)	$(55)	$(70)	$(27)	$(23)	$(155)	$(54)

Combined ratio:
Property and Transportation	93.4%	90.3%	87.6%	70.6%	94.1%	91.2%	94.1%
Specialty Casualty	94.9%	94.5%	95.8%	96.7%	95.8%	94.9%	95.7%
Specialty Financial	92.5%	85.6%	80.0%	83.0%	81.1%	86.2%	84.8%
Combined ratio - Specialty	93.8%	91.5%	90.3%	84.1%	93.0%	92.0%	93.3%
Other core charges	0.2%	0.1%	0.1%	0.2%	0.1%	0.2%	0.1%

Combined ratio	94.0%	91.6%	90.4%	84.3%	93.1%	92.2%	93.4%

P&C combined ratio excl. catastrophe losses and prior year reserve development	94.3%	93.1%	92.5%	85.5%	93.0%	93.3%	91.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	68.3%	60.5%	58.5%	60.0%	67.2%	62.9%	62.0%
Prior accident year loss reserve development	(1.4%)	(3.3%)	(4.3%)	(1.5%)	(1.1%)	(2.8%)	(1.0%)
Current accident year catastrophe losses	1.1%	1.8%	2.2%	0.3%	1.2%	1.7%	2.5%

Loss and LAE ratio	68.0%	59.0%	56.4%	58.8%	67.3%	61.8%	63.5%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Gross written premiums	$3,959	$2,850	$2,435	$2,085	$3,665	$9,244	$8,609
Ceded reinsurance premiums	(1,505)	(935)	(771)	(641)	(1,413)	(3,211)	(2,943)

Net written premiums	2,454	1,915	1,664	1,444	2,252	6,033	5,666
Change in unearned premiums	(290)	(221)	(55)	362	(239)	(566)	(426)

Net earned premiums	2,164	1,694	1,609	1,806	2,013	5,467	5,240
Loss and LAE	1,467	998	906	1,058	1,354	3,371	3,325
Underwriting expense	564	552	547	461	520	1,663	1,568

Underwriting profit	$133	$144	$156	$287	$139	$433	$347

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	23	31	35	4	23	89	133

Total current accident year catastrophe losses	$23	$31	$35	$4	$23	$89	$133

Prior year loss reserve development (favorable) / adverse	$(33)	$(57)	$(70)	$(30)	$(24)	$(160)	$(56)

Combined ratio:
Loss and LAE ratio	67.8%	58.9%	56.3%	58.6%	67.2%	61.6%	63.4%
Underwriting expense ratio	26.0%	32.6%	34.0%	25.5%	25.8%	30.4%	29.9%

Combined ratio	93.8%	91.5%	90.3%	84.1%	93.0%	92.0%	93.3%

Combined ratio excl. catastrophe losses and prior year reserve development	94.3%	93.1%	92.5%	85.5%	93.0%	93.3%	91.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	68.3%	60.5%	58.5%	60.0%	67.2%	62.9%	62.0%
Prior accident year loss reserve development	(1.5%)	(3.4%)	(4.4%)	(1.6%)	(1.2%)	(2.9%)	(1.1%)
Current accident year catastrophe losses	1.0%	1.8%	2.2%	0.2%	1.2%	1.6%	2.5%

Loss and LAE ratio	67.8%	58.9%	56.3%	58.6%	67.2%	61.6%	63.4%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Gross written premiums	$2,214	$1,351	$999	$612	$1,975	$4,564	$4,119
Ceded reinsurance premiums	(1,021)	(554)	(403)	(214)	(924)	(1,978)	(1,746)

Net written premiums	1,193	797	596	398	1,051	2,586	2,373
Change in unearned premiums	(167)	(207)	(70)	337	(116)	(444)	(362)

Net earned premiums	1,026	590	526	735	935	2,142	2,011
Loss and LAE	796	369	301	417	728	1,466	1,426
Underwriting expense	162	164	160	102	152	486	466

Underwriting profit	$68	$57	$65	$216	$55	$190	$119

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	4	12	12	—	4	28	26

Total current accident year catastrophe losses	$4	$12	$12	$—	$4	$28	$26

Prior year loss reserve development (favorable) / adverse	$(24)	$(42)	$(47)	$(20)	$(11)	$(113)	$(43)

Combined ratio:
Loss and LAE ratio	77.7%	62.6%	57.1%	56.8%	77.8%	68.5%	70.9%
Underwriting expense ratio	15.7%	27.7%	30.5%	13.8%	16.3%	22.7%	23.2%

Combined ratio	93.4%	90.3%	87.6%	70.6%	94.1%	91.2%	94.1%

Combined ratio excl. catastrophe losses and prior year reserve development	95.4%	95.2%	94.4%	73.4%	94.8%	95.2%	94.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	79.7%	67.5%	63.9%	59.6%	78.5%	72.5%	71.7%
Prior accident year loss reserve development	(2.4%)	(7.0%)	(9.0%)	(2.7%)	(1.1%)	(5.3%)	(2.1%)
Current accident year catastrophe losses	0.4%	2.1%	2.2%	(0.1%)	0.4%	1.3%	1.3%

Loss and LAE ratio	77.7%	62.6%	57.1%	56.8%	77.8%	68.5%	70.9%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Gross written premiums	$1,342	$1,119	$1,089	$1,153	$1,337	$3,550	$3,467
Ceded reinsurance premiums	(407)	(307)	(300)	(357)	(423)	(1,014)	(1,016)

Net written premiums	935	812	789	796	914	2,536	2,451
Change in unearned premiums	(104)	2	10	16	(104)	(92)	(48)

Net earned premiums	831	814	799	812	810	2,444	2,403
Loss and LAE	539	525	517	558	541	1,581	1,593
Underwriting expense	250	244	248	227	236	742	708

Underwriting profit	$42	$45	$34	$27	$33	$121	$102

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	3	9	11	(3)	8	23	42

Total current accident year catastrophe losses	$3	$9	$11	$(3)	$8	$23	$42

Prior year loss reserve development (favorable) / adverse	$(5)	$(1)	$—	$(1)	$(1)	$(6)	$21

Combined ratio:
Loss and LAE ratio	64.8%	64.6%	64.7%	68.7%	66.8%	64.6%	66.3%
Underwriting expense ratio	30.1%	29.9%	31.1%	28.0%	29.0%	30.3%	29.4%

Combined ratio	94.9%	94.5%	95.8%	96.7%	95.8%	94.9%	95.7%

Combined ratio excl. catastrophe losses and prior year reserve development	95.1%	93.6%	94.4%	97.1%	94.9%	94.3%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	65.0%	63.7%	63.3%	69.1%	65.9%	64.0%	63.7%
Prior accident year loss reserve development	(0.6%)	(0.1%)	0.0%	(0.1%)	(0.1%)	(0.2%)	0.9%
Current accident year catastrophe losses	0.4%	1.0%	1.4%	(0.3%)	1.0%	0.8%	1.7%

Loss and LAE ratio	64.8%	64.6%	64.7%	68.7%	66.8%	64.6%	66.3%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Gross written premiums	$403	$380	$347	$320	$353	$1,130	$1,023
Ceded reinsurance premiums	(77)	(74)	(68)	(70)	(66)	(219)	(181)

Net written premiums	326	306	279	250	287	911	842
Change in unearned premiums	(19)	(16)	5	9	(19)	(30)	(16)

Net earned premiums	307	290	284	259	268	881	826
Loss and LAE	132	104	88	83	85	324	306
Underwriting expense	152	144	139	132	132	435	394

Underwriting profit	$23	$42	$57	$44	$51	$122	$126

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	16	10	12	7	11	38	65

Total current accident year catastrophe losses	$16	$10	$12	$7	$11	$38	$65

Prior year loss reserve development (favorable) / adverse	$(4)	$(14)	$(23)	$(9)	$(12)	$(41)	$(34)

Combined ratio:
Loss and LAE ratio	43.0%	35.6%	31.2%	32.0%	31.8%	36.8%	37.1%
Underwriting expense ratio	49.5%	50.0%	48.8%	51.0%	49.3%	49.4%	47.7%

Combined ratio	92.5%	85.6%	80.0%	83.0%	81.1%	86.2%	84.8%

Combined ratio excl. catastrophe losses and prior year reserve development	88.5%	87.3%	83.7%	83.5%	81.7%	86.5%	81.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	39.0%	37.3%	34.9%	32.5%	32.4%	37.1%	33.4%
Prior accident year loss reserve development	(1.2%)	(5.1%)	(7.9%)	(3.0%)	(4.7%)	(4.7%)	(4.2%)
Current accident year catastrophe losses	5.2%	3.4%	4.2%	2.5%	4.1%	4.4%	7.9%

Loss and LAE ratio	43.0%	35.6%	31.2%	32.0%	31.8%	36.8%	37.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
Assets:
Total cash and investments	$17,351	$17,069	$17,143	$17,182	$16,761	$16,049
Recoverables from reinsurers	6,039	5,267	5,303	5,528	5,565	4,733
Prepaid reinsurance premiums	1,558	1,375	1,211	1,089	1,443	1,256
Agents’ balances and premiums receivable	2,215	2,046	1,670	1,641	2,034	1,946
Deferred policy acquisition costs	375	366	334	333	349	345
Assets of managed investment entities	4,556	4,142	3,987	4,050	3,972	3,833
Other receivables	1,915	1,117	1,058	1,212	2,075	877
Other assets	1,402	1,325	1,320	1,280	1,308	1,325
Goodwill	327	327	327	327	327	305

Total assets	$35,738	$33,034	$32,353	$32,642	$33,834	$30,669

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$16,095	$14,842	$14,914	$15,094	$15,079	$13,834
Unearned premiums	4,769	4,297	3,911	3,736	4,450	4,026
Payable to reinsurers	1,479	1,133	1,065	1,195	1,578	1,152
Liabilities of managed investment entities	4,401	3,993	3,854	3,907	3,834	3,685
Long-term debt	1,821	1,821	1,820	1,820	1,820	1,476
Other liabilities	2,446	2,127	2,111	2,070	2,343	1,980

Total liabilities	31,011	28,213	27,675	27,822	29,104	26,153
Shareholders’ equity:
Common stock	83	83	83	83	83	83
Capital surplus	1,438	1,434	1,428	1,430	1,421	1,414
Retained earnings	3,634	3,446	3,294	3,357	3,299	3,151
Unrealized gains (losses) - fixed maturities	(378)	(112)	(100)	(22)	(43)	(101)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(22)	(4)	(1)	(2)	(3)	(5)
Other comprehensive income (loss), net of tax	(28)	(26)	(26)	(26)	(27)	(26)

Total shareholders’ equity	4,727	4,821	4,678	4,820	4,730	4,516

Total liabilities and equity	$35,738	$33,034	$32,353	$32,642	$33,834	$30,669

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
Shareholders’ equity	$4,727	$4,821	$4,678	$4,820	$4,730	$4,516
Accumulated other comprehensive income (loss)	(428)	(142)	(127)	(50)	(73)	(132)

Shareholders’ equity, excluding AOCI	5,155	4,963	4,805	4,870	4,803	4,648
Goodwill	327	327	327	327	327	305
Intangibles	174	179	184	189	192	193

Tangible shareholders’ equity, excluding AOCI	$4,654	$4,457	$4,294	$4,354	$4,284	$4,150

Common shares outstanding	82.750	82.917	83.086	83.422	83.401	83.386
Book value per share:
Book value per share	$57.12	$58.14	$56.30	$57.78	$56.72	$54.15
Book value per share, excluding AOCI	62.29	59.85	57.83	58.38	57.59	55.74
Tangible, excluding AOCI	56.25	53.76	51.69	52.20	51.38	49.77
Market capitalization
AFG’s closing common share price	$136.76	$139.94	$127.71	$136.68	$145.72	$126.21
Market capitalization	$11,317	$11,603	$10,611	$11,402	$12,153	$10,524
Price / Book value per share, excluding AOCI	2.20	2.34	2.21	2.34	2.53	2.26

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
AFG senior obligations	$1,173	$1,173	$1,173	$1,173	$1,173	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	1,173	1,173	1,173	1,173	1,173	823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	1,848	1,848	1,848	1,848	1,848	1,498
Shareholders’ equity	4,727	4,821	4,678	4,820	4,730	4,516
Accumulated other comprehensive income (loss)	(428)	(142)	(127)	(50)	(73)	(132)

Total capital, excluding AOCI	$7,003	$6,811	$6,653	$6,718	$6,651	$6,146

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	26.4%	27.1%	27.8%	27.5%	27.8%	24.4%
Excluding subordinated debt	16.7%	17.2%	17.6%	17.5%	17.6%	13.4%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Property and Casualty Insurance
Paid Losses (GAAP)	$962	$1,014	$888	$984	$936	$2,864	$2,834

	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$6,775	$6,528	$6,354	$6,354	$6,173	$5,935
Parent and other subsidiaries	(1,620)	(1,565)	(1,549)	(1,484)	(1,370)	(1,287)

AFG GAAP Equity (excluding AOCI)	$5,155	$4,963	$4,805	$4,870	$4,803	$4,648

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,083	$1,083	$1,083	$1,081	$1,004	$1,004

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2026
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,044	$304	$—	$1,348	8%
Fixed maturities - Available for sale	11,711	60	—	11,771	68%
Fixed maturities - Trading	75	—	—	75	0%
Equity securities - Common stocks	380	—	—	380	2%
Equity securities - Perpetual preferred	385	—	—	385	2%
Investments accounted for using the equity method	2,455	3	—	2,458	14%
Mortgage loans	829	—	—	829	5%
Real estate and other investments	180	80	(155)	105	1%

Total cash and investments	$17,059	$447	$(155)	$17,351	100%

	Carrying Value - December 31, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,377	$350	$—	$1,727	10%
Fixed maturities - Available for sale	10,923	129	—	11,052	64%
Fixed maturities - Trading	91	—	—	91	1%
Equity securities - Common stocks	365	—	—	365	2%
Equity securities - Perpetual preferred	420	—	—	420	2%
Investments accounted for using the equity method	2,419	2	—	2,421	14%
Mortgage loans	947	—	—	947	6%
Real estate and other investments	199	103	(143)	159	1%

Total cash and investments	$16,741	$584	$(143)	$17,182	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$151	$147	$141	$138	$135	$439	$412
Equity securities	8	5	10	6	6	23	27
Sale of Charleston Harbor	63	—	—	—	—	63	—
Other investments (a)	25	25	27	27	27	77	71

Gross investment income excluding alternative investments	247	177	178	171	168	602	510
Gross investment income from alternative investments (b)	48	50	(3)	6	43	95	63

Total gross investment income	295	227	175	177	211	697	573
Investment expenses	(6)	(6)	(7)	(6)	(6)	(19)	(19)

Total net investment income	$289	$221	$168	$171	$205	$678	$554

Average cash and investments (c)	$17,218	$16,916	$16,855	$16,520	$16,095	$17,036	$15,988

Average yield - overall portfolio, net (d)	6.71%	5.23%	3.99%	4.14%	5.09%	5.31%	4.62%
Average yield - fixed maturities before inv expenses (d)	5.15%	5.13%	5.04%	5.11%	5.12%	5.09%	5.17%
AFG consolidated net investment income:
Property & Casualty	$289	$221	$168	$171	$205	$678	$554
Sale of Charleston Harbor - Parent	63	—	—	—	—	63	—
Parent & other	8	9	6	7	6	23	18
Consolidate CLOs	(4)	(9)	13	5	(6)	—	(10)

Total net investment income	$356	$221	$187	$183	$205	$764	$562

Average cash and investments (c)	$17,520	$17,240	$17,240	$17,013	$16,496	$17,380	$16,318

Average yield - overall portfolio, net (d)	8.13%	5.13%	4.34%	4.30%	4.97%	5.86%	4.59%
Average yield - fixed maturities before inv expenses (d)	5.15%	5.12%	5.05%	5.11%	5.11%	5.09%	5.17%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 17.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	9/30/26	9/30/25
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$1	$1	$2	$1	$16	$4	$21
Equity securities MTM through investment income (a)	(2)	2	(10)	(12)	(6)	(10)	(2)
Investments accounted for using the equity method (b)	45	38	18	22	27	101	34
AFG managed CLOs (eliminated in consolidation)	4	9	(13)	(5)	6	—	10

Total Property & Casualty	$48	$50	$(3)	$6	$43	$95	$63

Investments
Fixed maturities MTM through investment income	$32	$34	$31	$44	$30	$32	$30
Equity securities MTM through investment income (a)	221	221	190	211	243	221	243
Investments accounted for using the equity method (b)	2,455	2,434	2,440	2,419	2,381	2,455	2,381
AFG managed CLOs (eliminated in consolidation)	155	149	133	143	138	155	138

Total Property & Casualty	$2,863	$2,838	$2,794	$2,817	$2,792	$2,863	$2,792

Annualized Return - Property & Casualty	6.7%	7.1%	(0.4%)	0.9%	6.2%	4.5%	3.0%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$1	$1	$2	$1	$16	$4	$21
Equity securities MTM through investment income (a)	(2)	2	(10)	(12)	(6)	(10)	(2)
Investments accounted for using the equity method (b)	45	38	18	22	27	101	34
AFG managed CLOs (eliminated in consolidation)	4	9	(13)	(5)	6	—	10

Total AFG Consolidated	$48	$50	$(3)	$6	$43	$95	$63

Investments
Fixed maturities MTM through investment income	$32	$34	$31	$44	$30	$32	$30
Equity securities MTM through investment income (a)	221	221	190	211	243	221	243
Investments accounted for using the equity method (b)	2,458	2,437	2,443	2,421	2,383	2,458	2,383
AFG managed CLOs (eliminated in consolidation)	155	149	133	143	138	155	138

Total AFG Consolidated	$2,866	$2,841	$2,797	$2,819	$2,794	$2,866	$2,794

Annualized Return - AFG Consolidated	6.7%	7.1%	(0.4%)	0.9%	6.2%	4.5%	3.0%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

September 30, 2026	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 136	$132	$(4)	1%	1%
States, municipalities and political subdivisions	768	698	(70)	6%	4%
Foreign government	295	293	(2)	3%	2%
Residential mortgage-backed securities	3,712	3,457	(255)	29%	20%
Collateralized loan obligations	1,240	1,237	(3)	10%	7%
Other asset-backed securities	2,748	2,672	(76)	23%	15%
Corporate and other bonds	3,426	3,357	(69)	28%	19%

Total AFG consolidated	$ 12,325	$11,846	$(479)	100%	68%

Approximate duration - P&C	3.9 years
Approximate duration - P&C including cash	3.6 years

December 31, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 160	$161	$1	1%	1%
States, municipalities and political subdivisions	853	835	(18)	7%	5%
Foreign government	301	303	2	3%	2%
Residential mortgage-backed securities	2,807	2,747	(60)	25%	16%
Collateralized loan obligations	1,162	1,160	(2)	10%	7%
Other asset-backed securities	2,534	2,525	(9)	23%	14%
Corporate and other bonds	3,354	3,412	58	31%	20%

Total AFG consolidated	$11,171	$11,143	$(28)	100%	65%

Approximate duration - P&C	3.3 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2026 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$128	$230	$2,733	$1,228	$1,044	$12	$5,375	45%
AA	132	541	18	576	9	407	260	1,943	16%
A	—	19	40	53	—	696	1,052	1,860	16%
BBB	—	8	2	24	—	476	1,794	2,304	20%

Subtotal - Investment grade	132	696	290	3,386	1,237	2,623	3,118	11,482	97%
BB	—	—	—	1	—	4	119	124	1%
B	—	—	—	1	—	1	28	30	0%
CCC, CC, C	—	—	—	22	—	1	2	25	0%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	24	—	6	149	179	1%
Not Rated (b)	—	2	3	47	—	43	90	185	2%

Total	$132	$698	$293	$3,457	$1,237	$2,672	$3,357	$11,846	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$132	$686	$228	$3,350	$1,198	$2,104	$1,332	$9,030	78%
2	—	8	—	23	—	482	1,774	2,287	20%

Subtotal	132	694	228	3,373	1,198	2,586	3,106	11,317	98%
3	—	—	—	—	—	4	124	128	1%
4	—	—	—	9	—	5	38	52	1%
5	—	—	—	2	—	—	40	42	0%
6	—	—	—	1	—	3	3	7	0%

Subtotal	—	—	—	12	—	12	205	229	2%
Total insurance companies	$132	$694	$228	$3,385	$1,198	$2,598	$3,311	$11,546	100%

No NAIC designation (c)	—	—	—	—	—	23	15	38
Non-Insurance and Foreign Companies (d)	—	4	65	72	39	51	31	262

Total	$132	$698	$293	$3,457	$1,237	$2,672	$3,357	$11,846

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 32% are NAIC 2 and 54% do not have a designation.

For Corp/Oth, 14% are NAIC 1, 13% NAIC 2, 11% NAIC 3, 11% NAIC 4 and 40% NAIC 5.

For Total, 26% are NAIC 1, 15% NAIC 2, 21% NAIC 5, 21% NAIC 5 and 16% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$161	$255	$2,475	$1,137	$831	$13	$4,872	44%
AA	161	644	14	87	20	349	222	1,497	13%
A	—	21	30	75	3	743	998	1,870	17%
BBB	—	8	4	27	—	520	1,898	2,457	22%

Subtotal - Investment grade	161	834	303	2,664	1,160	2,443	3,131	10,696	96%
BB	—	—	—	2	—	5	122	129	1%
B	—	—	—	1	—	1	20	22	0%
CCC, CC, C	—	—	—	25	—	2	3	30	1%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	28	—	8	145	181	2%
Not Rated (b)	—	1	—	55	—	74	136	266	2%

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$161	$822	$239	$2,639	$1,059	$1,906	$1,230	$8,056	75%
2	—	8	—	26	—	509	1,861	2,404	22%
Subtotal	161	830	239	2,665	1,059	2,415	3,091	10,460	97%

3	—	—	—	1	—	5	174	180	2%
4	—	—	—	1	—	5	35	41	0%
5	—	—	—	13	—	1	62	76	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	16	—	14	272	302	3%
Total insurance companies	$161	$830	$239	$2,681	$1,059	$2,429	$3,363	$10,762	100%

No NAIC designation (c)	—	—	—	—	—	39	17	56
Non-Insurance and Foreign Companies (d)	—	5	64	66	101	57	32	325

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 39% are NAIC 1 and 52% do not have a designation.

For Corp/Oth, 12% are NAIC 1, 24% NAIC 3 and 43% NAIC 5.

For Total, 37% are NAIC 1, 11% NAIC 3, 24% NAIC 5 and 15% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2026 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$11	$—	$—	$—	$—	$—	$1	$12	0%
AA	5	19	75	39	9	33	34	—	19	27	260	8%
A	85	244	139	86	144	77	46	96	29	106	1,052	31%
BBB	743	283	50	100	92	48	44	50	32	352	1,794	53%

Subtotal	833	546	264	236	245	158	124	146	80	486	3,118	92%
BB	4	8	—	8	—	19	12	15	5	48	119	4%
B	—	—	—	8	—	—	14	—	5	1	28	1%
CCC, CC, C	—	—	—	—	—	—	—	—	1	1	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	4	8	—	16	—	19	26	15	11	50	149	5%
Not Rated (b)	5	—	6	1	—	21	16	—	34	7	90	3%

Total	$842	$554	$270	$253	$245	$198	$166	$161	$125	$543	$3,357	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	Other	Total	% Total
1	$103	$260	$212	$135	$154	$113	$80	$95	$48	$132	$1,332	40%
2	729	280	48	101	89	48	51	48	32	348	1,774	54%

Subtotal	832	540	260	236	243	161	131	143	80	480	3,106	94%
3	4	8	—	4	—	19	12	15	15	47	124	4%
4	—	—	—	8	—	—	23	—	5	2	38	1%
5	—	—	—	1	—	9	—	—	25	5	40	1%
6	—	—	—	—	—	—	—	—	—	3	3	0%

Subtotal	4	8	—	13	—	28	35	15	45	57	205	6%

Total insurance companies	$836	$548	$260	$249	$243	$189	$166	$158	$125	$537	$3,311	100%

No NAIC designation (c)	—	—	6	—	—	9	—	—	—	—	15
Non-Insurance and Foreign Companies	6	6	4	4	2	—	—	3	—	6	31

Total	$842	$554	$270	$253	$245	$198	$166	$161	$125	$543	$3,357

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	14% of not rated securities are NAIC 1, 13% NAIC 2, 11% NAIC 3, 11% NAIC 4 and 40% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2025 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$11	$—	$—	$—	$—	$2	$13	0%
AA	—	32	58	5	30	10	49	—	15	23	222	6%
A	179	70	155	52	48	151	51	101	36	155	998	29%
BBB	264	94	53	769	160	90	41	55	39	333	1,898	56%

Subtotal	443	196	266	826	249	251	141	156	90	513	3,131	91%
BB	6	—	—	—	4	—	9	18	3	82	122	4%
B	2	—	—	—	—	—	7	—	5	6	20	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	8	—	—	—	4	—	16	18	8	91	145	5%
Not Rated (b)	—	25	6	—	2	—	28	1	43	31	136	4%

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
1	$176	$104	$211	$57	$88	$161	$101	$101	$50	$181	$1,230	37%
2	261	70	52	763	157	88	48	54	38	330	1,861	55%

Subtotal	437	174	263	820	245	249	149	155	88	511	3,091	92%
3	7	24	—	—	4	—	16	18	27	78	174	5%
4	2	—	—	—	—	—	18	—	5	10	35	1%
5	—	10	—	—	1	—	2	—	20	29	62	2%
6	—	1	—	—	—	—	—	—	—	—	1	0%

Subtotal	9	35	—	—	5	—	36	18	52	117	272	8%
Total insurance companies	$446	$209	$263	$820	$250	$249	$185	$173	$140	$628	$3,363	100%

No NAIC designation (c)	—	11	6	—	—	—	—	—	—	—	17
Non-Insurance and Foreign Companies	5	1	3	6	5	2	—	2	1	7	32

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 1, 24% NAIC 3 and 43% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2026 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Auto	Secured Financing	Single Family Rental	Commercial Real Estate	Other	Total	% Total
Investment Grade
AAA	$—	$326	$262	$—	$21	$148	$—	$91	$65	$131	$1,044	39%
AA	30	46	56	205	8	—	29	—	—	33	407	15%
A	10	14	—	110	182	—	67	—	—	313	696	26%
BBB	410	—	—	—	3	—	1	—	—	62	476	18%

Subtotal	450	386	318	315	214	148	97	91	65	539	2,623	98%
BB	—	—	—	—	—	—	1	—	—	3	4	0%
B	—	—	—	—	—	—	1	—	—	—	1	0%
CCC, CC, C	—	—	—	—	1	—	—	—	—	—	1	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	1	—	2	—	—	3	6	0%
Not Rated (b)	—	—	—	—	3	—	14	—	—	26	43	2%

Total	$450	$386	$318	$315	$218	$148	$113	$91	$65	$568	$2,672	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Auto	Secured Financing	Single Family Rental	Commercial Real Estate	Other	Total	% Total
1	$40	$377	$317	$299	$210	$143	$97	$88	$60	$473	$2,104	81%
2	404	—	—	—	2	—	15	—	—	61	482	19%

Subtotal	444	377	317	299	212	143	112	88	60	534	2,586	100%
3	—	—	—	—	—	—	1	—	—	3	4	0%
4	—	—	—	—	—	—	—	—	—	5	5	0%
5	—	—	—	—	—	—	—	—	—	—	—	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	3	—	1	—	—	8	12	0%
Total insurance companies	$444	$377	$317	$299	$215	$143	$113	$88	$60	$542	$2,598	100%

No NAIC designation	—	—	—	—	1	—	—	—	—	22	23
Non-Insurance and Foreign Companies	6	9	1	16	2	5	—	3	5	4	51

Total	$450	$386	$318	$315	$218	$148	$113	$91	$65	$568	$2,672

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	32% of not rated securities are NAIC 2 and 54% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$231	$170	$—	$15	$—	$113	$93	$92	$117	$831	33%
AA	76	51	82	64	15	30	—	—	—	31	349	14%
A	10	16	3	169	175	63	—	—	—	307	743	29%
BBB	439	—	—	5	14	1	—	—	—	61	520	21%

Subtotal	525	298	255	238	219	94	113	93	92	516	2,443	97%
BB	—	—	—	—	2	1	—	—	—	2	5	0%
B	—	—	—	—	1	—	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	5	1	—	—	—	2	8	0%
Not Rated (b)	—	—	—	—	3	29	—	—	—	42	74	3%

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
1	$86	$290	$252	$219	$203	$121	$106	$90	$87	$452	$1,906	79%
2	431	—	—	5	13	1	—	—	—	59	509	21%

Subtotal	517	290	252	224	216	122	106	90	87	511	2,415	100%
3	—	—	—	—	1	2	—	—	—	2	5	0%
4	—	—	—	—	1	—	—	—	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	6	2	—	—	—	6	14	0%

Total insurance companies	$517	$290	$252	$224	$222	$124	$106	$90	$87	$517	$2,429	100%

No NAIC designation	—	—	—	—	2	—	—	—	—	37	39
Non-Insurance and Foreign Companies	8	8	3	14	3	—	7	3	5	6	57

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	39% of not rated securities are NAIC 1 and 52% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2026 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,218	88%	92%	96%
Fund Investments	96	7%	—	—
Hospitality	23	2%	—	—
QOZ Fund - Development	21	1%	—	—
Office	18	1%	88%	100%
Marina	14	1%	—	—
Land Development	1	0%	—	—

Total	$1,391	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Marina	$35	71%	—
Office Building	12	24%	—
Land	2	5%	—

Total	$49	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$525	63%	66%
Hospitality	224	27%	44%
Marina	52	6%	52%
Office	28	4%	98%

Total	$829	100%	61%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.5 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 9/30/2026
(c)	Collections for July - September

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,250	87%	91%	96%
Fund Investments	105	8%	—	—
QOZ Fund - Development	28	2%	—	—
Office	18	1%	88%	100%
Marina	16	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,431	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$52	51%	$—
Marina	35	34%	—
Office Building	13	13%	—
Land	2	2%	—

Total	$102	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	73%	66%
Hospitality	160	17%	42%
Marina	52	5%	52%
Office	47	5%	98%

Total	$947	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2025
(c)	Collections for October - December